Award Timing Disclosure	12 Months Ended
Nov. 30, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
TIMING OF CERTAIN EQUITY AWARDS
In fiscal 2024, we did not grant any stock options, stock appreciation rights or similar awards under the Carnival Corporation 2020 Stock Plan or the Carnival plc 2024 Employee Share Plan and we do not currently plan to grant stock options, stock appreciation rights or other similar appreciation-based awards as incentive compensation to any Executive Officer, Non-Executive Director or employee. Accordingly, we do not have a policy or practice in relation to the timing or the determination of the terms of a grant of options or other awards in relation to the disclosure of material non-public information.
During fiscal 2024, we have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.